SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2005

WAYNE SAVINGS BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-23433 (Commission File No.)	31-1557791 (IRS Employer Identification No.)

151 N. Market St., Wooster, Ohio (Address of principal executive offices)	44691 (Zip Code)

Registrant's telephone number, including area code:  (330) 264-5767

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure

        On December 20, 2005, Wayne Savings Bancshares, Inc. (the “Company”) issued a press release announcing a cash dividend of $.12 per share on the Company’s common stock for the quarter ending December 31, 2005. A copy of the press release dated December 20, 2005 is attached as Exhibit 99 to this report. The press release is being furnished to the SEC and shall not be deemed to be “filed” for any purpose.

Item 9.01    Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No. 99	Description Press release, dated December 20, 2005

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: December 20, 2005	By:	WAYNE SAVINGS BANCSHARES, INC. /s/ H. Stewart Fitz Gibbon III H. Stewart Fitz Gibbon III Senior Vice President and Chief Financial Officer

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